UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2,
Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 7, 2016, Perrigo Company plc (the “Company”) issued a press release announcing that Perrigo Finance Unlimited Company, a wholly-owned finance subsidiary of the Company incorporated under the laws of Ireland (the “Issuer”), commenced a registered public offering of two series of senior notes (collectively, the “Notes”). The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Company. The exact terms and timing of the pricing and settlement of the offering will depend upon market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to use the net proceeds of the Notes offering to repay amounts borrowed under a senior unsecured 364-day revolving credit agreement with the Issuer, as borrower, the Company, as guarantor, and a syndicate of financial institutions, as lenders, HSBC Bank USA, N.A., as administrative agent and Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as syndication agents and a senior unsecured five-year revolving credit agreement with the Issuer, as borrower, the Company, as guarantor, and a syndicate of financial institutions, as lenders, JPMorgan Chase Bank, N.A., as administrative agent and Barclays Bank plc, as syndication agent, with the balance used for general corporate purposes. In connection with the Notes offering, the Company and the Issuer expect to file with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement pursuant to the Company’s and the Issuer’s shelf registration statement on Form S-3, which became effective on November 20, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release issued by Perrigo Company plc on March 7, 2016.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains so-called “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s, or its industry’s, actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Risks and uncertainties include risks relating to the successful completion of the transactions contemplated herein. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-KT for the transition period from June 28, 2015 to December 31, 2015, in the subsequent filings with the SEC and in other investor communications of the Company from time to time, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2016

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1	Press release issued by Perrigo Company plc on March 7, 2016.